Scout Investments
Scout Mid Cap Fund
Scout Small Cap Fund

Supplement dated December 1, 2014 to the Prospectus dated October 31, 2014

The purpose of this supplement is to update the Prospectus regarding adjustments to the definition of “mid cap equity securities” for purposes of the 80% investment policy of the Scout Mid Cap Fund (the “Mid Cap Fund”) and the definition of “small cap companies” for purposes of the 80% investment policy of the Scout Small Cap Fund (the “Small Cap Fund”).

Effective February 1, 2015, the following changes are made to the Prospectus:

I.	The first paragraph in the “Principal Investment Strategies” section of the Mid Cap Fund’s Summary on page 13 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective by investing primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in mid cap equity securities. Any change in this 80% policy approved by the Fund’s Board of Trustees (the “Board”) may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Mid cap equity securities are securities issued by companies that fall within the market capitalization range of the Russell Midcap® Index (the “Index”) at the time of purchase. As of December 1, 2014, the market capitalization range for the Index was approximately $1.04 billion to $35.7 billion.  The Fund maintains a portfolio of investments diversified across companies and economic sectors.

II.	The first paragraph in the “Principal Investment Strategies” section of the Small Cap Fund’s Summary on page 16 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States. Any change in this 80% policy approved by the Fund’s Board of Trustees (the “Board”) may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Small cap companies are those that fall within the market capitalization range of the Russell 2000® Growth Index (the “Index”) at the time of purchase. As of December 1, 2014, the market capitalization range for the Index was approximately $27.8 million to $6.84 billion.

You should keep this Supplement for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments

Scout Investments
Scout Mid Cap Fund
Scout Small Cap Fund

Supplement dated December 1, 2014 to the Statement of Additional Information (“SAI”) dated October 31, 2014

The purpose of this supplement is to update the SAI regarding adjustments to the definition of “mid cap equity securities” for purposes of the 80% investment policy of the Scout Mid Cap Fund (the “Mid Cap Fund”) and the definition of “small cap companies” for purposes of the 80% investment policy of the Scout Small Cap Fund (the “Small Cap Fund”).

Effective February 1, 2015, the following changes are made to the SAI:

I.	The second paragraph in the Mid Cap Fund section on pages 52-53 of the SAI is deleted in its entirety and replaced with the following:

The Scout Mid Cap Fund’s investment objective is long-term growth of capital.  The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mid cap equity securities.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs.  Mid cap equity securities are securities issued by companies that fall within the market capitalization range of the Russell Midcap® Index (the “Index”) at the time of purchase.  As of December 1, 2014, the market capitalization range for the Index was approximately $1.04 billion to $35.7 billion.

II.	The second paragraph in the Small Cap Fund section on page 62 of the SAI is deleted in its entirety and replaced with the following:

The Scout Small Cap Fund’s investment objective is long-term growth of capital.  The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of small cap equity securities.  Small cap companies are those that fall within the market capitalization range of the Russell 2000® Growth Index (the “Index”) at the time of purchase.  As of December 1, 2014, the market capitalization range for the Index was approximately $27.8 million to $6.84 billion.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs.

You should keep this Supplement for future reference.  Additional copies of the SAI may be obtained free of charge by calling (800) 996-2862.

Scout Investments